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Exhibit 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         In connection with the Report of Amaru, Inc. (the "Company") on Form 10-QSB for the for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Colin Binny President (Chief Executive Officer) and Francis Foong Keong Kwong, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Colin Binny
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Colin Binny
President (Chief Executive Officer)
February 7, 2005

/s/ Francis Foong Keong Kwong
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Francis Foong Keong Kwong
Chief Financial Officer
February 7, 2005